EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                        Reporting Period: October 2001

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    11/13/01
--------------------------------------          --------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    11/13/01
--------------------------------------          --------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                    11/13/01
--------------------------------------          --------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                       October 1, 2001 - October 31, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 10/1/01                          7,017,987     5,330      5,370      4,826,357   95,068   28,213   11,978,326    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           166,000    40,000    115,000                                       321,000   16,462,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                           5,188                                                              5,188      425,151
Caton                                    19,622                                                             19,622      199,205
Notes, loans & other receivables         28,491                                                             28,491    4,023,793
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,534,144
Multi-family Sales                                                         100,000                         100,000    4,702,062
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy                6,898                              4,878        96        29      11,901      211,734
                                   --------------------------------------------------------------------------------------------

Total Receipts                          226,199    40,000    115,000       104,878        96        29     486,202   40,865,009

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (40,080)  (114,838)                                     (154,918)  (6,408,564)
Insurance                               (29,168)                                                           (29,168)    (937,920)
Administrative                          (97,006)                (957)                                      (97,963)  (3,155,603)
Taxes                                    (1,487)                                                            (1,487)    (342,368)
Other(see attached schedule)            (16,400)                                                           (16,400)  (1,681,404)
Transfers (to DIP accounts)            (321,000)                                                          (321,000) (16,462,930)
Restructuring Costs                     (31,823)                                                           (31,823)  (3,021,478)
US Trustee Quarterly Fees                (7,500)                                                            (7,500)     (49,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (504,384)  (40,080)  (115,795)            0         0         0    (660,259) (32,059,517)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (278,185)      (80)      (795)      104,878        96        29    (174,057)   8,805,492
                                   --------------------------------------------------------------------------------------------

Cash October 31, 2001                 6,739,802     5,200      4,575     4,931,235    95,164    28,242  11,804,269   11,804,269
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                           660,259
Less: Transfers to Debtor in Possession accounts             (321,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              339,259
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
October 1, 2001- October 31, 2001

Disbursements-Other

Property Funding-operations          16,400 (1)
                                  ---------

                                     16,400
                                  =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
October 31, 2001

Beginning Balance @10/01/01                                        6,997,520.58

Add: Cash Receipts                                                    60,199.51
Less: Cash Disbursements                                            (321,000.00)
                                                                   ------------

Book Balance @10/31/01                                             6,736,720.09

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @10/31/01                                             6,736,720.09
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
October 31, 2001
                                                                  GCL
                                                              ----------

COBRA receipts                                     10/01/01     1,688.54
Caton                                              10/08/01    19,621.92
Cashflow                                           10/15/01    25,491.40
COBRA receipts                                     10/25/01     3,157.04
Vendor refund                                      10/25/01       342.48
Batchelor receivable                               10/29/01     3,000.00
Interest Income                                    10/31/01     6,898.13

                                                              ----------
                                                               60,199.51
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
October 31, 2001

             Vendor                                                  Check
Check No      Name                         Reference                  Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.   10/01/01      80,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   10/09/01     120,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   10/22/01      26,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   10/23/01      70,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   10/29/01      25,000.00

                                                                                 ----------

                                                                                 321,000.00
                                                                                 ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
October 31, 2001

Beginning Balance @10/01/01                                           20,466.72

Add: Cash Receipts                                                   321,000.00
Less: Cash Disbursements                                            (338,382.60)
                                                                   ------------

Book Balance @10/31/01                                                 3,084.12

Less: Deposits and transit
Add: Outstanding Checks                                               36,193.67
                                                                   ------------

Bank Balance @10/31/01                                                39,277.79
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
October 31, 2001

 Deposit                                                 Deposit
  Date                     Description                   Amount
-----------------------------------------------------------------

10/01/01   Transfer to Chase money market acct.         80,000.00
10/09/01   Transfer to Chase money market acct.        120,000.00
10/22/01   Transfer to Chase money market acct.         26,000.00
10/23/01   Transfer to Chase money market acct.         70,000.00
10/29/01   Transfer to Chase money market acct.         25,000.00
                                                       ----------

                                                       321,000.00
                                                       ==========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                      October
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,330.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            20,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            20,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                      10/12/01             (19,796.87)
--------------------------------------------------------------------------------
                                               10/26/01             (19,951.42)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                 10/12/01                (166.17)
--------------------------------------------------------------------------------
401-k transfer                                 10/26/01                (166.17)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,249.93
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          5,249.93
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    5,249.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                       Oct 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,371.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                     WT fm Chase         18,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         52,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         45,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                           10/12/01        (42,535.41)
--------------------------------------------------------------------------------
                                                    10/26/01        (24,741.87)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                       10/12/01        (25,771.95)
--------------------------------------------------------------------------------
Payroll taxes                                       10/26/01        (19,165.49)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1311             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1315             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                                      (505.14)
--------------------------------------------------------------------------------
Other-ADP charges                                                       (90.87)
--------------------------------------------------------------------------------
Other-ADP charges                                                       (34.00)
--------------------------------------------------------------------------------
Other-ADP charges                                                      (302.25)
--------------------------------------------------------------------------------
Other-ADP charges                                                       (25.00)
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       4,576.48
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ck#3453              5,518.06
--------------------------------------------------------------------------------
                                                 ck#1315              1,311.50
--------------------------------------------------------------------------------
                                                 ADP 10/19/01           302.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                              7,131.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         11,708.29
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   11,708.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
October 31, 2001

Beginning Balance @10/01/01                                         4,826,357.50

Add: Cash Receipts-sales proceeds-Hialeah/Miami                       100,000.00
Add: Cash Receipts-interest income                                      4,878.16

                                                                    ------------

Book Balance @10/31/01                                              4,931,235.66

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @10/31/01                                              4,931,235.66
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
October 31, 2001

Beginning Balance @10/01/01                                            95,068.67

Add: Cash Receipts-Interest Income                                         96.03
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @10/31/01                                                 95,164.70

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @10/31/01                                                 95,164.70
                                                                    ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
October 31, 2001

Beginning Balance @10/01/01                                            28,212.79

Add: Cash Receipts                                                         28.50
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @10/31/01                                                 28,241.29

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @10/31/01                                                 28,241.29
                                                                    ============

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                       October 1, 2001 - October 31, 2001

                                                            Cumulative Filing
                                                   10/31/01      to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                     26,918      10,257,533
Deferred Profit Earned                              43,253         929,093
Loss from Wholly-Owned Subsidiaries                      0      (2,283,377)
Loss from Joint Ventures                                 0      (1,183,855)
Other Income                                             0         515,000
                                              ----------------------------

Total Revenues                                      70,171      10,818,113

Administrative Expenses:

Travel                                                 797          76,484
Telephone                                            6,390         298,113
Federal Express                                      2,661          66,077
Postage                                                (92)         41,872
Office Supplies & Expense                            4,862         265,373
Outside Storage                                      1,631          31,432
Miscellaneous                                            0          42,021
ADP                                                    957          13,309
Legal & Accounting                                       0         133,409
Licenses & Filing Fees                               1,415          46,344
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      20,366         303,330
Rent                                                30,751       1,019,312
Computer Equipment Maintenance                         596         182,301
Insurance                                           33,648         757,916
Equipment Leases                                     3,582         140,196
Office Salaries and expenses                       163,200       6,311,430
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                      1,432         254,530
Amortization                                             0         472,545
                                              ----------------------------

Total Administrative Expenses                      272,196      10,508,988
                                              ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)            (131,000)     25,499,421
                                              ----------------------------

Total Expenses                                     141,196      36,088,409
                                              ----------------------------

Net Income(Loss) Before Reorganization
  Expenses                                         (71,025)    (25,190,296)
                                              ----------------------------


Restructuring Expenses:
Administrative fees                                 (7,206)       (353,794)
Professional fees                                        0      (3,345,842)
US Trustee Quarterly Fees                           (7,500)        (49,250)
Interest Earned on Accumulated Cash
  from Chapter 11                                   11,901         211,735
                                              ----------------------------

Total Reorganization Expenses                       (2,805)     (3,537,151)
                                              ----------------------------

Net Income(Loss)                                   (73,830)    (28,727,447)
                                              ============================


Note (1):

(a) Net loss due to loss of properties for the month of October represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                                    (131,000)

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                October 31, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------

Assets:

Cash                                                 11,804,269       2,998,777
Notes & Receivables                                 171,552,267     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               334,692       4,658,158
Other Assets                                         16,700,510      18,526,143
                                                --------------------------------

Total Assets                                        208,589,527     271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                        281,076         549,781
Professional Fees                                       964,158              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,245,234         549,781
                                                --------------------------------

Deferred Income                                      43,671,893      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,116,584     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,425,112      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      182,758,975     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (35,943,872)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (19,086,575)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            208,589,527     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                    Reporting Period: Month of October 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No          Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       28,338            28,338     10/12,10/26         see attached      (0)
FICA-Employee              (0)        4,265             4,265     10/12,10/26         see attached      (0)
FICA-Employer              (0)        4,266             4,266     10/12,10/26         see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        36,869            36,869               0                    0       0
                         -------------------------------------------------------------------------------------

State & Local

Withholding                 0         8,069             8,069     10/12,10/26         see attached       0
Sales
Excise
Unemployment                0                               0                                            0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0         8,069             8,069               0                    0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       44,937            44,937               0                    0       0
                         =====================================================================================

Case Number:00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                       Reporting period: October 31, 2001

                                                        Number of Days Past Due

                            Current     O-30       31-60    61-90   Over 90   Total
                           ----------------------------------------------------------
Accounts Payable                       24,436        0        0      24,531    48,968
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       182,475                                   5,814   188,289
                           ----------------------------------------------------------

Total Post Petition Debts   206,489    24,436        0        0      50,150   281,076
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                         Reporting Period - October 2001

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------